1 US_ACTIVE\122644612\V-2 FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of January 18, 2023, by and among GLADSTONE COMMERCIAL LIMITED PARTNERSHIP, a Delaware limited partnership (“Borrower”), GLADSTONE COMMERCIAL CORPORATION, a Maryland corporation (“Parent”), the other “Guarantors” a party hereto (together with Parent, collectively, the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), individually and as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”), and THE OTHER “LENDERS” WHICH ARE SIGNATORIES HERETO (KeyBank and such Lenders hereinafter referred to collectively as the “Lenders”). W I T N E S S E T H: WHEREAS, Borrower, Parent, Agent, KeyBank and the other Lenders, among others, are party to that certain Fourth Amended and Restated Credit Agreement dated as of August 18, 2022 (the “Credit Agreement”); WHEREAS, in connection with the Credit Agreement, the Guarantors executed that certain Fourth Amended and Restated Unconditional Guaranty of Payment and Performance dated as of August 18, 2022 (the “Guaranty”) in favor of Agent and the Lenders, or subsequently became a party thereto pursuant to a Joinder Agreement (as defined in the Credit Agreement); WHEREAS, the Borrower has requested that the Agent and the Lenders modify the terms of the Credit Agreement in certain respects; and WHEREAS, the Agent and the Lenders have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment. NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows: 1. Definitions. Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement. 2. Modification of the Credit Agreement. Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows: (a) By inserting the following new sentence at the end of §2.9 of the Credit Agreement: “Notwithstanding the foregoing, subject to compliance with the terms and conditions of this Agreement (including, without limitation, §8.7 and §9

2 US_ACTIVE\122644612\V-2 hereof), the Borrower shall be permitted to use proceeds of the Loans to repurchase, retire or redeem Equity Interests of the Borrower, the Trust or the Parent (including, without limitation, any such Equity Interests that constitute Preferred Securities) in an aggregate amount not to exceed (X) $10,000,000.00 in any calendar year and (Y) $20,000,000.00 between the Closing Date and the Term Loan C Maturity Date.”; and (b) By modifying §9.4 of the Credit Agreement by deleting the figure “1.75” from said §9.4 and inserting in lieu thereof the figure “1.50”. 3. Conditions. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent (the date all such conditions have been satisfied or waived in writing by the Lenders hereinafter referred to as the “Amendment Effective Date”): (a) No Default. As of the date hereof, both immediately before and immediately after giving effect to this Amendment, there exists and shall exist no Default or Event of Default; (b) Execution of this Amendment. The Agent shall have received executed originals of counterpart signature pages to this Amendment from Borrower, Guarantors and the Required Lenders; (c) Payment of Fees. The Agent shall have received evidence that the Borrower has paid all fees due and payable with respect to this Amendment, including, without limitation, all such fees due and payable to the Lenders party hereto; (d) Compliance Certificate; Unencumbered Asset Certificate. Agent shall have received a duly completed (i) Compliance Certificate demonstrating Borrower will be in compliance with the financial covenants in the Credit Agreement as of the Amendment Effective Date after giving effect to the amendments to the Credit Agreement contemplated herein, and (ii) Unencumbered Asset Certificate setting forth a calculation of the Unencumbered Asset Availability as of the Amendment Effective Date (after giving effect to any Loans made (or to be made) and any Letter(s) of Credit issued (or to be issued) on such date) and demonstrating compliance with each of the covenants set forth therein after giving effect to the amendments to the Credit Agreement contemplated herein; and (e) Certificates. Agent shall have received such other assurances, certificates, documents, resolutions or consents as the Agent or the Lenders may reasonably request; and (f) Expenses. The Borrower shall have paid the reasonable fees and expenses of Agent in connection with this Amendment in accordance with Section 15 of the Credit Agreement. 4. References to Loan Documents. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein. 5. Consent and Acknowledgment of Borrower and Guarantors. By execution of this Amendment, the Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein and any other agreements or instruments executed in connection herewith, and Borrower and Guarantors hereby acknowledge, represent and agree that (a)

3 US_ACTIVE\122644612\V-2 the Credit Agreement, as modified and amended herein, and the other Loan Documents remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against such Persons in accordance with their respective terms, (b) that the Guaranty extends to and applies to the Credit Agreement and the other Loan Documents as modified and amended herein, and (c) that the execution and delivery of this Amendment and any other agreements or instruments executed in connection herewith does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or any Guarantor’s obligations under the Loan Documents. 6. Representations. Each of the Borrower and each Guarantor represents and warrants to Agent and the Lenders as follows: (a) Authorization. The execution, delivery and performance of this Amendment and any other agreements or instruments executed in connection herewith and the transactions contemplated hereby and thereby (i) are within the authority of the Borrower and such Guarantor, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and such Guarantor, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or such Guarantor, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the articles of incorporation, bylaws, operating agreement, partnership agreement, declaration of trust or other charter documents of, or any agreement or other instrument binding upon, the Borrower or such Guarantor, or any of their respective properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of the Borrower or any Guarantor, and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to Agent, except, in the case of clauses (iii), (iv) or (vi) above, to the extent not reasonably expected to have a Material Adverse Effect. (b) Enforceability. This Amendment and any other agreements or instruments executed in connection herewith to which Borrower or any Guarantor is a party are the valid and legally binding obligations of the Borrower and the Guarantors, enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought. (c) Approvals. The execution, delivery and performance of this Amendment and any other agreements or instruments executed in connection herewith and and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained. (d) Reaffirmation of Representations and Warranties. Each of the representations and warranties made by or on behalf of the Borrower, the Guarantors or any of their respective Subsidiaries contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment is

4 US_ACTIVE\122644612\V-2 true and correct in all material respects as of the date hereof, with the same effect as if made at and as of the date hereof (except to the extent of any changes resulting from transactions permitted by this Agreement, and except to the extent such representations relate expressly to an earlier date, which representations shall be required to be true and correct only as of such specified date). To the extent that any of the representations and warranties contained in the Credit Agreement, any other Loan Document or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment is qualified by “Material Adverse Effect” or any other materiality qualifier, then the qualifier “in all material respects” contained in this Paragraph 6(d) shall not apply with respect to any such representations and warranties. 7. No Default. By execution hereof, the Borrower certifies that no Default or Event of Default has occurred and is continuing as of the date hereof or as of the Amendment Effective Date. 8. Waiver of Claims. Each of the Borrower and each Guarantor acknowledges, represents and agrees that it has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or the Letters of Credit or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and the Borrower does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any. 9. Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement as modified and amended herein. Nothing in this Amendment or any other document or instrument delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of the Borrower or any Guarantor under the Loan Documents. 10. Amendment as Loan Document. This Amendment shall constitute a Loan Document. 11. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement. 12. Miscellaneous. This Amendment shall be effective upon the execution hereof by Borrower, Guarantors, Agent and the Lenders and shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement. All captions in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose. 13. GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE; WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS; NO UNWRITTEN AGREEMENTS; ELECTRONIC SIGNATURES. §21, §25, §30 AND §38 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH HEREIN, MUTATIS MUTANDIS. [Remainder of Page Intentionally Left Blank]

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement (Gladstone)] LENDERS: KEYBANK NATIONAL ASSOCIATION, individually and as Agent By: Name: Angela Kara Title: Vice President FIFTH THIRD BANK, an Ohio banking corporation By: Name: Casey Ciccone Title: Senior Vice President THE HUNTINGTON NATIONAL BANK By: Name: Rebecca Stirnkorb Title: Assistant Vice President BANK OF AMERICA, N.A. By: Name: Roger C. Davis Title: Senior Vice President [Signatures Continued on Next Page]

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement (Gladstone)] SYNOVUS BANK By: Name: Zachary Braun Title: Corporate Banker FIRST FINANCIAL BANK By: Name: John Wilgus Title: Senior Vice President S&T BANK By: Name: Sean Apicella Title: Senior Vice President